UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress (State or other jurisdiction of incorporation or organization)	000-52313 (Commission file number)	62-0474417 (IRS Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)		37902 (Zip Code)

(865) 632-2101
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2026 (the “Closing Date”), the Tennessee Valley Authority ("TVA") entered into a lease-purchase transaction involving its Cumberland Combined Cycle Generation Facility (the “Facility”) located in Stewart County, Tennessee. The Facility consists of two combustion turbine generators, together with the related heat recovery steam generator and related steam turbine and steam turbine generator, and associated balance-of-plant systems and equipment. The Facility will use natural gas as fuel and is expected to begin commercial operations by December 2026.

In connection with this transaction, TVA entered into three material definitive agreements on the Closing Date with Cumberland Combined Cycle Generation LLC, a single-purpose Delaware limited liability company (“CCCGL”): a Head Lease Agreement (the “Head Lease”) (the United States of America is also a party to this agreement), a Facility Lease-Purchase Agreement (the “Facility Lease”), and a Construction Management Agreement (the “CMA”). Each of these agreements is described in more detail below.

•Head Lease. Under the Head Lease, TVA will lease the Facility to CCCGL for a term of fifty years. In exchange, CCCGL will make or cause to be made a one-time rental payment to TVA on or about the Closing Date. The Head Lease, however, will terminate sooner (upon the expiration of the Facility Lease) so long as (1) all payments under the Facility Lease have been made, and (2) there is no significant lease event of default for which CCCGL has exercised remedies to dispossess TVA of the Facility.

•Facility Lease. Under the Facility Lease, TVA will lease the Facility back from CCCGL for a term of thirty years. TVA will make rental payments to CCCGL on each May 15 and November 15, commencing on November 15, 2026, and ending on May 15, 2056. The amount of rent payable on each rent payment date is listed in a schedule attached to this report as Exhibit 99.1, which schedule is incorporated herein by reference. These rent payments may be accelerated (1) immediately upon (a) the occurrence of a bankruptcy event (to the extent TVA becomes subject to bankruptcy law in the future), insolvency event, or similar event with respect to TVA or (b) repudiation by TVA of the Head Lease, the Facility Lease, or the related Ground Lease Agreement or (2) on a date no earlier than 180 days after the occurrence of certain payment defaults by TVA. Throughout the term of the Facility Lease, TVA will operate and maintain (and improve to the extent required by applicable law) the Facility and take all power from the Facility. At the end of the Facility Lease, TVA will own the Facility as long as TVA is not in default under the Facility Lease.

•CMA. Under the CMA, TVA is obligated to use commercially reasonable efforts to cause the Facility to achieve provisional acceptance by December 31, 2026, or as soon thereafter as commercially practicable. On or about the Closing Date, CCCGL will make or cause to be made a one-time payment to TVA in exchange for TVA's agreement to perform its obligations under the CMA.

CCCGL is owned by an equity investor that contributed cash equity to CCCGL in the amount of $200,000,000 on the Closing Date. In addition, CCCGL issued secured notes on the Closing Date in an aggregate principal amount of $1,800,000,000. Of the $2,000,000,000 raised by CCCGL, CCCGL will pay or cause to be paid $1,931,875,011 to TVA on or about the Closing Date under the Head Lease and the CMA, and will deposit or cause to be deposited the remaining $68,124,989 with a lease indenture trustee. The lease indenture trustee will use the $68,124,989 to fund the principal and interest due on the secured notes on the first debt service payment date as well as to fund the return on the equity investment accruing from the Closing Date through the first debt service payment date. TVA plans to use its aggregate proceeds of $1,931,875,011 for the benefit of its power program and to pay transaction expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, the TVA Board of Directors (the “Board”) approved amended and restated versions of the TVA Compensation Plan, the Executive Annual Incentive Plan (“EAIP”), and the Long-Term Incentive Plan (“LTIP”).

•TVA Compensation Plan. The amended and restated TVA Compensation Plan strengthens language related to the use of government and non-profit energy company market survey data when establishing prevailing compensation. As such, TVA anticipates that greater weight will be placed on government and not-for-profit energy companies in the fiscal year (“FY”) 2027 peer group.

•EAIP. The amended and restated EAIP reduces the maximum payout from 225% to 150% of a participant’s target EAIP award and reduces the maximum scorecard achievement from 200% to 150%. These changes become effective for the FY 2027 performance cycle.

•LTIP. The amended and restated LTIP reduces the maximum payout from 200% to 150% of a participant’s LTIP grant and reduces the maximum scorecard achievement from 200% to 150%. These changes become effective for the FY 2025 – FY 2027 performance cycle.

Copies of the amended and restated compensation plans, which also include minor administrative revisions, are attached as exhibits to this report and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to such documents.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated TVA Compensation Plan Approved on May 21, 2026
10.2	Amended and Restated Executive Annual Incentive Plan Approved on May 21, 2026
10.3	Amended and Restated Long-Term Incentive Plan Approved on May 21, 2026
99.1	Schedule of Amount of Rent Payable on Each Rent Payment Date Under the Facility Lease-Purchase Agreement Dated as of May 26, 2026, Between Cumberland Combined Cycle Generation LLC and TVA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: May 28, 2026	/s/ Thomas C. Rice
Thomas C. Rice
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

These exhibits are filed pursuant to Items 1.01, 2.03, and 5.02 hereof.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Amended and Restated TVA Compensation Plan Approved on May 21, 2026
10.2	Amended and Restated Executive Annual Incentive Plan Approved on May 21, 2026
10.3	Amended and Restated Long-Term Incentive Plan Approved on May 21, 2026
99.1	Schedule of Amount of Rent Payable on Each Rent Payment Date Under the Facility Lease-Purchase Agreement Dated as of May 26, 2026, Between Cumberland Combined Cycle Generation LLC and TVA